FORM 8-K - CURRENT REPORT

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report:  September 30, 1998


                HCW PENSION REAL ESTATE FUND LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



           Massachusetts              0-14578                04-2825863
    (State or other jurisdiction    (Commission           (I.R.S. Employer
        of incorporation or          File Number)          Identification
           organization)                                      Number)



                           One Insignia Financial Plaza
                                 Post Office Box 1089
                          Greenville, South Carolina 29602
                    (Address of Principal Executive Office)

       Registrant's telephone number, including area code (864) 239-1000

                                      N/A
                 (Former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of September 23, 1998, Deloitte & Touche LLP, the independent accountant previously engaged as the principal accountant to audit the financial statements of HCW Pension Real Estate Fund Limited Partnership (the "Registrant" or the "Partnership"), was dismissed. As of the same date, the firm of KPMG Peat Marwick LLC was engaged to provide the service for the Registrant.

The audit reports of Deloitte & Touche LLP on the financial statements of the Partnership as of and for the years ended December 31, 1997 and 1996, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has provided a copy of this disclosure to the former accountant, and the Registrant requested that the former accountant furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of the former accountant's response indicating agreement is included as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired - Not Applicable

(b)  Pro forma financial information - Not Applicable

(c)  Exhibits

     The Registrant has requested a letter from the Registrant's former independent accountant regarding its concurrence with the statements made by the Registrant in this Current Report. The Registrant will file an amended 8-K to include this exhibit once the letter is received.








                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                               HCW PENSION REAL ESTATE FUND LIMITED PARTNERSHIP


                               By:  HCW General Partner Ltd.,
                                    the General Partner

                               By:  IH Inc.,
                                    the General Partner

                               By:  /s/Carroll D. Vinson
                                    Carroll D. Vinson
                                    President and Director

                               By:  /s/Robert D. Long, Jr.
                                    Robert D. Long, Jr.
                                    Vice President and
                                    Chief Accounting Officer

                               Date: September 30, 1998